FORM OF PROXY

SCOUT FUNDS
Scout Core Bond Fund

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE (___) ___-____ OR
LOG ON TO WWW.________.COM

PROXY

SPECIAL MEETING OF SHAREHOLDERS – [OCTOBER 20,] 2017

The undersigned hereby appoints as proxies [Insert names of proxies], and each of them (with power of substitution), to vote all the undersigned’s shares of the Scout Core Bond Fund (the “Fund”) at the Special Meeting of Stockholders to be held on [October 20,] 2017, at _____ a.m./p.m. Central Time, at the offices of Scout Funds, 928 Grand Boulevard, Kansas City, MO 64106, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated __________________, 20__

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING
THE PROPOSAL.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, A SERIES OF THE SCOUT FUNDS (“TRUSTEES”).  THE TRUSTEES RECOMMEND A VOTE FOR APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
PROPOSAL
Approval of the Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the Scout Core Bond Fund into the Carillon Reams Core Bond Fund.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

SCOUT FUNDS
Scout Core Plus Bond Fund

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE (___) ___-____ OR
LOG ON TO WWW.________.COM

PROXY

SPECIAL MEETING OF SHAREHOLDERS – [OCTOBER 20,] 2017

The undersigned hereby appoints as proxies [Insert names of proxies], and each of them (with power of substitution), to vote all the undersigned’s shares of the Scout Core Plus Bond Fund (the “Fund”) at the Special Meeting of Stockholders to be held on [October 20,] 2017, at _____ a.m./p.m. Central Time, at the offices of Scout Funds, 928 Grand Boulevard, Kansas City, MO 64106, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated __________________, 20__

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING
THE PROPOSAL.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, A SERIES OF THE SCOUT FUNDS (“TRUSTEES”).  THE TRUSTEES RECOMMEND A VOTE FOR APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
PROPOSAL
Approval of the Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the Scout Core Plus Bond Fund into the Carillon Reams Core Plus Bond Fund.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

SCOUT FUNDS
Scout International Fund

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE (___) ___-____ OR
LOG ON TO WWW.________.COM

PROXY

SPECIAL MEETING OF SHAREHOLDERS – [OCTOBER 20,] 2017

The undersigned hereby appoints as proxies [Insert names of proxies], and each of them (with power of substitution), to vote all the undersigned’s shares of the Scout International Fund (the “Fund”) at the Special Meeting of Stockholders to be held on [October 20,] 2017, at _____ a.m./p.m. Central Time, at the offices of Scout Funds, 928 Grand Boulevard, Kansas City, MO 64106, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated __________________, 20__

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING
THE PROPOSAL.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, A SERIES OF THE SCOUT FUNDS (“TRUSTEES”).  THE TRUSTEES RECOMMEND A VOTE FOR APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
PROPOSAL
Approval of the Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the Scout International Fund into the Carillon Scout International Fund.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

SCOUT FUNDS
Scout Low Duration Bond Fund

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE (___) ___-____ OR
LOG ON TO WWW.________.COM

PROXY

SPECIAL MEETING OF SHAREHOLDERS – [OCTOBER 20,] 2017

The undersigned hereby appoints as proxies [Insert names of proxies], and each of them (with power of substitution), to vote all the undersigned’s shares of the Scout Low Duration Bond Fund (the “Fund”) at the Special Meeting of Stockholders to be held on [October 20,] 2017, at _____ a.m./p.m. Central Time, at the offices of Scout Funds, 928 Grand Boulevard, Kansas City, MO 64106, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated __________________, 20__

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING
THE PROPOSAL.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, A SERIES OF THE SCOUT FUNDS (“TRUSTEES”).  THE TRUSTEES RECOMMEND A VOTE FOR APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
PROPOSAL
Approval of the Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the Scout Low Duration Bond Fund into the Carillon Reams Low Duration Bond Fund.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

SCOUT FUNDS
Scout Mid Cap Fund

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE (___) ___-____ OR
LOG ON TO WWW.________.COM

PROXY

SPECIAL MEETING OF SHAREHOLDERS – [OCTOBER 20,] 2017

The undersigned hereby appoints as proxies [Insert names of proxies], and each of them (with power of substitution), to vote all the undersigned’s shares of the Scout Mid Cap Fund (the “Fund”) at the Special Meeting of Stockholders to be held on [October 20,] 2017, at _____ a.m./p.m. Central Time, at the offices of Scout Funds, 928 Grand Boulevard, Kansas City, MO 64106, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated __________________, 20__

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING
THE PROPOSAL.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, A SERIES OF THE SCOUT FUNDS (“TRUSTEES”).  THE TRUSTEES RECOMMEND A VOTE FOR APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
PROPOSAL
Approval of the Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the Scout Mid Cap Fund into the Carillon Scout Mid Cap Fund.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

SCOUT FUNDS
Scout Small Cap Fund

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE (___) ___-____ OR
LOG ON TO WWW.________.COM

PROXY

SPECIAL MEETING OF SHAREHOLDERS – [OCTOBER 20,] 2017

The undersigned hereby appoints as proxies [Insert names of proxies], and each of them (with power of substitution), to vote all the undersigned’s shares of the Scout Small Cap Fund (the “Fund”) at the Special Meeting of Stockholders to be held on [October 20,] 2017, at _____ a.m./p.m. Central Time, at the offices of Scout Funds, 928 Grand Boulevard, Kansas City, MO 64106, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated __________________, 20__

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING
THE PROPOSAL.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, A SERIES OF THE SCOUT FUNDS (“TRUSTEES”).  THE TRUSTEES RECOMMEND A VOTE FOR APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
PROPOSAL
Approval of the Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the Scout Small Cap Fund into the Carillon Scout Small Cap Fund.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

SCOUT FUNDS
Scout Unconstrained Bond Fund

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE (___) ___-____ OR
LOG ON TO WWW.________.COM

PROXY

SPECIAL MEETING OF SHAREHOLDERS – [OCTOBER 20,] 2017

The undersigned hereby appoints as proxies [Insert names of proxies], and each of them (with power of substitution), to vote all the undersigned’s shares of the Scout Unconstrained Bond Fund (the “Fund”) at the Special Meeting of Stockholders to be held on [October 20,] 2017, at _____ a.m./p.m. Central Time, at the offices of Scout Funds, 928 Grand Boulevard, Kansas City, MO 64106, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated __________________, 20__

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING
THE PROPOSAL.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, A SERIES OF THE SCOUT FUNDS (“TRUSTEES”).  THE TRUSTEES RECOMMEND A VOTE FOR APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
PROPOSAL
Approval of the Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the Scout Unconstrained Bond Fund into the Carillon Reams Unconstrained Bond Fund.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.